Exhibit 99.3

SPECTRUM BRANDS, INC. DOES NOT, AS A MATTER OF COURSE, PUBLISH ITS BUSINESS PLANS, BUDGETS OR STRATEGIES OR MAKE EXTERNAL PROJECTIONS OR FORECASTS OF ITS CASH FLOW.  ACCORDINGLY, SPECTRUM BRANDS, INC. DOES NOT ANTICIPATE THAT IT WILL, AND DISCLAIMS ANY OBLIGATION TO, FURNISH UPDATED CASH FLOWS OR INCLUDE SUCH INFORMATION IN DOCUMENTS REQUIRED TO BE FILED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR OTHERWISE MAKE SUCH INFORMATION PUBLICLY AVAILABLE.

SPECTRUM BRANDS - 13-WEEK DIP BUDGET
Summary (USD Millions)

	Estimate	Budget	Budget	Budget	Budget	Budget	Budget	Budget	Budget	Budget	Budget	Budget	Budget
Week Ending	1/30/09	2/6/09	2/13/09	2/20/09	2/27/09	3/6/09	3/13/09	3/20/09	3/27/09	4/3/09	4/10/09	4/17/09	4/24/09
Week	1	2	3	4	5	6	7	8	9	10	11	12	13

DIP Loan Advances	$26.2	$8.5	$8.0	$55.1	$36.8	$29.2	$31.1	$29.1	$26.5	$32.2	$22.5	$28.8	$31.4

Cash Disbursements - US Only
Operating
Payroll & payroll-related costs	$5.1	$3.1	$5.2	$3.2	$4.5	$3.1	$4.9	$3.1	$3.1	$5.0	$2.3	$6.1	$2.2
Utilities	0.2	0.0	0.0	0.6	0.2	0.2	0.2	0.1	0.2	0.2	0.2	0.2	0.2
Critical & Foreign vendors	0.0	0.0	0.0	19.6	11.7	8.9	7.0	5.3	1.2	0.0	0.0	0.0	0.0
Rents and leases	0.0	1.6	0.0	0.5	1.6	0.5	0.0	0.0	0.2	2.1	0.1	0.0	0.0
Inventory purchases	8.9	0.0	0.0	18.4	9.6	11.7	12.8	10.7	14.6	15.2	15.1	16.1	16.1
Freight	0.8	0.9	0.9	3.1	3.3	0.9	1.1	5.1	2.7	1.1	1.1	1.1	6.2
Maintenance and supplies	0.4	0.3	0.3	0.7	0.4	0.4	0.4	0.4	0.4	0.4	0.4	0.4	0.4
Outstanding checks	3.1	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Miscellaneous	1.0	1.2	1.2	1.3	1.2	1.3	1.3	1.2	1.2	1.5	1.4	1.4	1.4
Taxes	0.1	0.0	0.0	0.0	0.2	0.1	0.1	0.1	0.1	0.1	0.1	0.1	0.1
Insurance	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.0
I/C trade disbursements - foreign	1.6	0.0	0.0	3.3	0.9	0.6	1.6	1.1	0.9	0.6	0.6	1.6	1.4
Professional fees - ordinary course	2.6	0.3	0.3	0.6	0.3	0.4	0.5	0.4	0.3	0.4	0.3	0.7	0.4
Other (Corporate)	0.9	0.0	0.0	1.1	1.0	0.0	0.2	0.4	0.0	0.6	0.0	0.2	0.4
Contingency @ 3%	0.0	0.1	0.1	1.5	0.9	0.7	0.8	0.7	0.7	0.7	0.6	0.7	0.8
Total Operating Disbursements	$24.6	$7.6	$8.0	$54.0	$35.9	$28.9	$30.8	$28.8	$25.5	$27.9	$22.2	$28.5	$30.5

Capital Expenditures	$0.3	$0.0	$0.0	$1.0	$0.3	$0.3	$0.3	$0.3	$0.3	$0.3	$0.3	$0.3	$0.3

Financing - Non-DIP
Interest payments - FILO Term	$0.0	$0.0	$0.0	$0.0	$0.6	$0.0	$0.0	$0.0	$0.6	$0.0	$0.0	$0.0	$0.6
FILO Term Fees	0.0	1.8	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Total Financing Costs - Non-DIP	$0.0	$1.8	$0.0	$0.0	$0.6	$0.0	$0.0	$0.0	$0.6	$0.0	$0.0	$0.0	$0.6

Bankruptcy Costs
Utility Deposits	$0.0	$0.4	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0
Professional fees - bankruptcy	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	4.0	0.0	0.0	0.0
Total Bankruptcy Costs	$0.0	$0.4	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$4.0	$0.0	$0.0	$0.0

Total Disbursements	$24.9	$9.8	$8.0	$55.0	$36.8	$29.2	$31.1	$29.1	$26.4	$32.2	$22.5	$28.8	$31.5
Net Cash Flow	$1.3	$(1.3)	$0.0	$0.1	$(0.0)	$0.0	$(0.0)	$(0.0)	$0.1	$0.0	$0.0	$0.0	$(0.1)
Cumulative Net Cash Flow	1.3	(0.0)	(0.0)	0.0	(0.0)	0.0	(0.0)	(0.0)	0.0	0.0	0.0	0.0	(0.0)

Beginning Cash Balance	$0.0	$1.3	$(0.0)	$(0.0)	$0.0	$(0.0)	$0.0	$(0.0)	$(0.0)	$0.0	$0.0	$0.0	$0.0
Ending Balance	$1.3	$(0.0)	$(0.0)	$0.0	$(0.0)	$0.0	$(0.0)	$(0.0)	$0.0	$0.0	$0.0	$0.0	$(0.0)

SPECTRUM BRANDS - 13-WEEK DIP BUDGET
Continued Summary (USD Millions)

	Estimate	Budget	Budget	Budget	Budget	Budget	Budget	Budget	Budget	Budget	Budget	Budget	Budget
Week Ending	1/30/09	2/6/09	2/13/09	2/20/09	2/27/09	3/6/09	3/13/09	3/20/09	3/27/09	4/3/09	4/10/09	4/17/09	4/24/09
Week	1	2	3	4	5	6	7	8	9	10	11	12	13

Borrowing Base & Loan Forecast
Accounts Receivable
Gross Accounts Receivable	$156.7	$166.9	$170.8	$174.1	$173.1	$177.5	$182.9	$185.4	$189.1	$192.8	$201.7	$209.3	$215.0
Plus: New Sales	29.4	22.4	22.4	22.4	27.9	27.9	27.9	27.9	27.9	31.0	31.0	31.0	31.0
Less: AR Collections	15.2	17.2	17.9	22.1	21.5	20.2	23.6	22.6	22.6	20.5	21.8	23.0	23.4
Plus/(Minus) Adjustments	(4.0)	(1.4)	(1.2)	(1.3)	(1.9)	(2.3)	(1.8)	(1.6)	(1.6)	(1.6)	(1.6)	(2.3)	(2.3)
Less: Ineligibles	59.1	59.7	60.3	59.8	60.3	61.7	61.9	62.3	62.9	64.7	66.3	67.6	68.7
Eligible Accounts Receivable	$107.8	$111.1	$113.8	$113.3	$117.2	$121.3	$123.5	$126.7	$129.8	$137.0	$143.0	$147.4	$151.6
AR Advance Rate	0.9	0.9	0.9	0.9	0.9	0.9	0.9	0.9	0.9	0.9	0.9	0.9	0.9
AR Collateral/Availability	$91.7	$94.4	$96.7	$96.3	$99.6	$103.1	$105.0	$107.7	$110.4	$116.4	$121.5	$125.3	$128.9

Inventory
Inventory Collateral/Availability	$116.2	$115.4	$117.2	$118.1	$120.3	$118.6	$116.8	$115.4	$114.0	$113.4	$112.5	$112.4	$110.9

Borrowing Base	$207.9	$209.8	$214.0	$214.4	$219.9	$221.6	$221.8	$223.2	$224.4	$229.8	$234.1	$237.8	$239.8
Facilities Reduction Amount	235.0	235.0	235.0	235.0	235.0	235.0	235.0	235.0	235.0	235.0	235.0	235.0	235.0

Net Availability	$207.9	$209.8	$214.0	$214.4	$219.9	$221.6	$221.8	$223.2	$224.4	$229.8	$234.1	$235.0	$235.0
Less: Specified Reserves	6.9	6.9	6.9	6.9	6.9	6.9	6.9	6.9	6.9	6.9	6.9	6.9	6.9
Block	25.0	25.0	25.0	25.0	25.0	25.0	25.0	25.0	25.0	25.0	25.0	25.0	25.0
Carve Out Reserve	0.0	3.0	3.0	3.0	3.0	3.0	3.0	3.0	3.0	3.0	3.0	3.0	3.0
Total Availability After Reserves & Block	$176.0	$174.9	$179.1	$179.5	$185.0	$186.8	$186.9	$188.3	$189.5	$194.9	$199.2	$200.1	$200.1

DIP Loan - Beginning Balance	$152.6	$160.6	$112.7	$102.9	$134.3	$149.2	$155.9	$158.9	$159.9	$156.7	$167.2	$167.2	$171.8
Less: Supplemental term loan	0.0	45.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Less: AR Collections	15.2	17.2	17.9	22.1	21.5	20.2	23.6	22.6	22.6	20.5	21.8	23.0	23.4
Less: I/C cash receipts - foreign	3.0	0.2	0.0	1.6	1.1	0.2	1.0	0.6	1.1	1.2	0.0	0.6	2.1
Less: I/C cash repatriation - foreign	0.0	0.0	0.0	0.0	0.0	2.1	3.5	4.9	7.0	0.0	0.7	0.7	0.7
Plus: DIP loan interest	0.0	0.0	0.0	0.0	0.8	0.0	0.0	0.0	0.9	0.0	0.0	0.0	1.0
Plus: DIP loan fees	0.0	6.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Plus: Advances	26.2	8.5	8.0	55.1	36.8	29.2	31.1	29.1	26.5	32.2	22.5	28.8	31.4
DIP Loan - Ending Balance	$160.6	$112.7	$102.9	$134.3	$149.2	$155.9	$158.9	$159.9	$156.7	$167.2	$167.2	$171.8	$178.0

Availability Before Requested Loan Advance	$176.0	$174.9	$179.1	$179.5	$185.0	$186.8	$186.9	$188.3	$189.5	$194.9	$199.2	$200.1	$200.1
Letters of Credit Outstanding	3.0	4.5	4.5	4.5	4.5	4.5	4.5	4.5	4.5	4.5	4.5	4.5	4.5
Aggregate Revolving Exposure	163.6	117.2	107.4	138.8	153.7	160.4	163.4	164.4	161.2	171.7	171.7	176.3	182.5
Ending Availability/(Overadvance)(1)	$12.4	$57.7	$71.7	$40.8	$31.3	$26.3	$23.5	$23.9	$28.3	$23.2	$27.4	$23.8	$17.6

(1) Gross availability is not limited to Facility Reduction Amount during the case period